SHARE CAPITAL	12 Months Ended
Dec. 31, 2016
Stockholders' Equity Note [Abstract]
SHARE CAPITAL
SHARE CAPITAL

On February 4, 2016, we received approval from the TSX of our Notice of Intention to make a Normal Course Issuer Bid ("NCIB"). Pursuant to the NCIB, we may purchase for cancellation up to 3,149,199 of our common shares, or approximately 9.7% of the common shares outstanding as of the date of the announcement. The NCIB commenced on February 9, 2016 and expired on February 8, 2017.

For the year ended ended December 31, 2016, we purchased and canceled 809,872 common shares at an average price of $12.61 per share. The excess purchase price over and above the average carrying value in the amount of $1,507 were charged to retained earnings.

As of February 8, 2017, we had purchased 980,089 common shares at an average price of $13.25 per share.